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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 11, 2005
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                                                          (October 10, 2005)
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                        AMPAL-AMERICAN ISRAEL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      New York                     0-538                      13-0435685
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   (State or Other              (Commission                 (IRS Employer
   Jurisdiction of              File Number)              Identification No.)
   Incorporation)


   111 Arlozorov Street, Tel Aviv, Israel                       62098
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  (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code 1-866-447-8636
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.

     On October 10, 2005, the Board of Directors (the "Board") of Ampal-American Israel Corporation (the "Company"), based upon the recommendation of the Stock Option and Compensation Committee of the Board, approved the grant pursuant to the Company's 2000 Incentive Plan (the "2000 Plan") to each of Eitan Haber, Yehuda Karni and Menahem Morag, the Company's non-employee directors, of options to purchase 45,000 shares of the Company's Class A Stock, par value $1.00 per share, at an exercise price of $3.69 per share, with each grant vesting in equal installments beginning on January 10, 2006 and each three month anniversary thereafter. The form of option agreement pursuant to which the options were granted under the 2000 Plan is being filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.          Description of Exhibit
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          99.1                 Form of Option Agreement.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 11, 2005


                                AMPAL-AMERICAN ISRAEL CORPORATION


                                By: /s/ Yoram Firon
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                                    Name:  Yoram Firon
                                    Title: Vice President - Investments
                                           and Corporate Affairs
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                                  EXHIBIT INDEX


EXHIBIT                 DESCRIPTION
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99.1                    Form of Option Agreement.